================================================================================

                          LEVCO EQUITY VALUE FUND, INC.
                          -----------------------------


                               SEMI-ANNUAL REPORT
                                  June 30, 2001
                                   (Unaudited)


          INVESTMENT ADVISER                           DISTRIBUTOR
          ------------------                           -----------
      JOHN A. LEVIN & CO., INC.                   LEVCO SECURITIES, INC.
        One Rockefeller Plaza                     One Rockefeller Plaza
      New York, New York 10020                   New York, New York 10020
           1.888.300.9887                             1.888.300.9887

================================================================================

LETTER TO SHAREHOLDERS                                           AUGUST 27, 2001

For the six months ended June 30, 2001, the Fund returned -5.11%, while the S&P 500 Index returned -6.70% and the Russell 1000 Value Index returned -1.26%.

A key fundamental factor driving equity market performance in the first half of the year is that many corporations are in a profit recession. For example, in the first quarter of 2001, reported earnings for the S&P 500 fell for the third consecutive time, to approximately $12.24, down from $14.20 (or 14%) in the same quarter in 2000. Furthermore, companies continue to guide future earnings expectations even lower, many citing extremely limited earnings visibility beyond the current quarter.

Several important monetary and fiscal policy decisions were made during the first half of the year in an effort to stimulate the economy. A major tax reduction program was passed that started taking effect in the third quarter. An expansion in the money supply added liquidity to the economy. Most importantly, the Federal Reserve announced three interest rate reductions in the second quarter after similar actions to ease rates in the first quarter.

Investors remain cautious, however, because of uncertainties related to the timing and magnitude of the economic impact of these recent policy changes. While lower interest rates should help corporations reduce debt and strengthen their balance sheets, whether they will provide the catalysts for a new cycle of capital spending remains uncertain. Many countervailing factors could delay an economic resurgence, including dislocations in economic inputs such as energy and raw materials, as well as the state of the global economy, the strength of the dollar and unforeseen political developments.

In managing the Fund, we attempt to construct our portfolio so as to provide a balance between upside potential and downside risk. As always, holdings remain well diversified across economic sectors and among individual companies.

While the present economic climate has delayed certain catalysts for value realization that we had previously identified, we continue to focus on good companies with strong balance sheets, skilled management and a proven ability to perform in difficult economic environments, particularly when we believe management is oriented towards creating equity value for shareholders.

Our research process looks for opportunities that demonstrate contra-price, contra-momentum characteristics. We seek to add new securities to our portfolio that are near a 52-week low or below a recent high and that we believe are attractively valued. In addition, we look for a demonstrable event, catalyst or market position that will drive future value creation.

As always, we welcome your comments and thank you for your continued support.

                                   Sincerely,


                    John A. Levin            Daniel M. Theriault
                    Co-Chairman Senior       Portfolio Manager
                    and President

                            LEVCO EQUITY VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 2001
                                   (Unaudited)

ASSETS
   Investments in securities:
      At amortized cost                                            $ 22,542,335
                                                                   ============
      At value (Note 1)                                            $ 23,891,040
   Dividends receivable                                                  25,186
   Interest receivable                                                      885
   Receivable for securities sold                                       726,743
   Organization expenses, net (Note 1)                                   28,004
                                                                   ------------
      TOTAL ASSETS                                                   24,671,858
                                                                   ------------

LIABILITIES
   Payable for securities purchased                                     245,443
   Due to Adviser (Note 3)                                               30,071
   Accrued expenses                                                      40,198
                                                                   ------------
      TOTAL LIABILITIES                                                 315,712
                                                                   ------------

NET ASSETS                                                         $ 24,356,146
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 22,165,506
Accumulated net investment loss                                              (5)
Accumulated net realized gains from security transactions               841,940
Net unrealized appreciation on investments                            1,348,705
                                                                   ------------
   Net assets                                                      $ 24,356,146
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, $0.001 par value)                            2,106,242
                                                                   ============

Net asset value, offering price and redemption price
   per share (Note 1)                                              $      11.56
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2001
                                   (Unaudited)


INVESTMENT INCOME
   Dividends                                                        $   191,318
   Interest                                                              27,719
                                                                    -----------
      TOTAL INVESTMENT INCOME                                           219,037
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3)                                    111,911
   Trustees' fees and expenses (Note 3)                                  15,000
   Accounting services fees                                              14,500
   Professional fees                                                     13,517
   Amortization of organization expenses (Note 1)                        12,925
   Transfer agent fees                                                    6,000
   Insurance expense                                                      5,550
   Custodian fees                                                         2,576
   Pricing costs                                                            738
   Registration fees                                                        593
   Shareholder reporting costs                                              300
   Other expenses                                                           150
                                                                    -----------
      TOTAL EXPENSES                                                    183,760
   Fees waived by the Adviser (Note 3)                                  (38,933)
                                                                    -----------
      NET EXPENSES                                                      144,827
                                                                    -----------

NET INVESTMENT INCOME                                                    74,210
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                        859,440
   Net change in unrealized appreciation/depreciation
      on investments                                                 (2,080,055)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (1,220,615)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(1,146,405)
                                                                    ===========

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         For the Six
                                                                        Months Ended    For the Year
                                                                          June 30,          Ended
                                                                            2001        December 31,
                                                                         (Unaudited)        2000
                                                                        ------------    ------------
FROM OPERATIONS:
   Net investment income                                                $     74,210    $    226,694
   Net realized gains from security transactions                             859,440       2,761,425
   Net change in unrealized appreciation/depreciation
      on investments                                                      (2,080,055)      1,306,098
                                                                        ------------    ------------
Net increase(decrease) in net assets from operations                      (1,146,405)      4,294,217
                                                                        ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                (74,215)       (227,305)
   In excess of net investment income                                             --          (1,325)
   From net realized gains                                                        --      (2,761,086)
   In excess of net realized gains                                                --         (23,644)
                                                                        ------------    ------------
Decrease in net assets from distributions to shareholders                    (74,215)     (3,013,360)
                                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               1,013,606       5,567,259
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                        74,215       3,013,359
   Payments for shares redeemed                                           (8,890,893)       (570,125)
                                                                        ------------    ------------
Net increase (decrease) in net assets from capital share transactions     (7,803,072)      8,010,493
                                                                        ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (9,023,692)      9,291,350

NET ASSETS:
   Beginning of period                                                    33,379,838      24,088,488
                                                                        ------------    ------------
   End of period                                                        $ 24,356,146    $ 33,379,838
                                                                        ============    ============

CAPITAL SHARE ACTIVITY:
   Sold                                                                       83,572         462,936
   Reinvested                                                                  6,533         245,844
   Redeemed                                                                 (714,646)        (45,092)
                                                                        ------------    ------------
   Net increase (decrease) in shares outstanding                            (624,541)        663,688
   Shares outstanding, beginning of period                                 2,730,783       2,067,095
                                                                        ------------    ------------
   Shares outstanding, end of period                                       2,106,242       2,730,783
                                                                        ============    ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                       For the Six
                                                      Months Ended      For the Year   For the Year   For the Year   For the Period
                                                        June 30,           Ended          Ended          Ended            Ended
                                                          2001          December 31,   December 31,   December 31,    December 31,
                                                       (Unaudited)          2000           1999           1998          1997 (a)
                                                       ----------        ----------     ----------     ----------     ----------
Net asset value at beginning of period                 $    12.22        $    11.65     $    11.18     $    10.01     $    10.00
                                                       ----------        ----------     ----------     ----------     ----------

Income from investment operations:
   Net investment income                                     0.04              0.10           0.08           0.09           0.07
   Net realized and unrealized gains (losses)
      on investments                                       (0.66)              1.76           1.67           1.50           0.01
                                                       ----------        ----------     ----------     ----------     ----------
Total from investment operations                           (0.62)              1.86           1.75           1.59           0.08
                                                       ----------        ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income                    (0.04)            (0.10)         (0.08)         (0.09)         (0.07)
   Distributions from net realized gains                       --            (1.18)         (1.20)         (0.33)             --
   In excess of net realized gains                             --            (0.01)             --             --             --
                                                       ----------        ----------     ----------     ----------     ----------
Total distributions                                        (0.04)            (1.29)         (1.28)         (0.42)         (0.07)
                                                       ----------        ----------     ----------     ----------     ----------

Net asset value at end of period                       $    11.56        $    12.22     $    11.65     $    11.18     $    10.01
                                                       ==========        ==========     ==========     ==========     ==========

Total return                                               (5.11%)(b)        15.99%         15.73%         15.98%          0.80%(b)
                                                       ----------        ==========     ==========     ==========     ==========

Net assets at end of period (000's)                    $   24,356        $   33,380     $   24,088     $   16,349     $   13,669
                                                       ==========        ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (c)             1.10%(d)          1.10%          1.10%          1.10%          1.10%(d)

Ratio of net investment income to average net assets        0.56%(d)          0.78%          0.70%          0.89%          1.73%(d)

Portfolio turnover rate                                       41%(d)            64%            62%            89%            36%(b)

(a) Represents the period from August 4, 1997 (commencement of operations) through December 31, 1997.

(b)  Not annualized.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.43%(d), 1.37%, 1.71%, 2.04% and 2.47%(d) for the periods ended June 30,
     2001, December 31, 2000, 1999, 1998 and 1997, respectively (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                  JUNE 30, 2001
                                   (UNAUDITED)

                                                                      Market
 Shares                                                               Value
---------                                                          ------------
            COMMON STOCKS - 92.1%
            BASIC MATERIALS - 4.8%
   14,700      Du Pont De Nemours & Co.                            $    709,128
   12,400      Monsanto Co.                                             458,800
                                                                   ------------
                                                                      1,167,928
                                                                   ------------

            CONSUMER, CYCLICAL - 6.7%
   15,500      Mcdonald's Corp.                                         419,430
   20,900      News Corp Ltd. - ADR                                     677,160
    3,500      Pegasus Comm - Class A*                                   78,750
   11,600      Tribune Co.                                              464,116
                                                                   ------------
                                                                      1,639,456
                                                                   ------------

            CONSUMER, NON-CYCLICAL - 21%
   10,000      Aetna, Inc.*                                             258,700
    7,600      American Home Products                                   444,144
    8,700      Anheuser-Busch Co., Inc.                                 358,440
    7,800      Black & Decker Corp.                                     307,788
    9,600      Clorox Co.                                               324,960
    6,600      Coca-Cola Co.                                            297,000
    9,600      Heinz (H.J.) Company                                     392,544
   10,000      Johnson & Johnson                                        500,000
    5,300      Lilly (Eli) & Co.                                        392,200
   12,600      Pharmacia Corp.                                          578,970
   33,600      Sara Lee Corp.                                           636,384
   11,400      Tyco International Ltd.                                  621,300
                                                                   ------------
                                                                      5,112,430
                                                                   ------------

            ENERGY - 8.2%
    9,200      Burlington Resources Inc.                                367,540
   17,600      Conoco Inc - Class A                                     496,320
    7,800      El Paso Corp.                                            409,812
    6,300      Schlumberger Ltd.                                        331,695
   11,800      Unocal Corp.                                             402,970
                                                                   ------------
                                                                      2,008,337
                                                                   ------------

            FINANCIAL SERVICES - 16.4%
    6,400      Xl Capital Ltd. - Class A                                525,440
   21,000      Aon Corp.                                                735,000
    9,600      Bank Of New York Co., Inc.                               460,800
   13,300      Ace Ltd - Bermuda                                        519,897
    9,400      Fleetboston Fin'l Corp.                                  370,830
    8,600      John Hancock Financial*                                  346,236
   15,837      U.S. Bancorp                                             360,925
   21,000      Unumprovident Corp.                                      674,520
                                                                   ------------
                                                                      3,993,648
                                                                   ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                  JUNE 30, 2001
                                                                      Market
 Shares                                                               Value
---------                                                          ------------
            INDUSTRIAL - 7.0%
    6,800      Deere & Co.                                         $    257,380
    7,600      Emerson Electric Co.                                     459,800
   23,500      General Motors - Class H                                 475,875
   19,032      Koninklijke Philips - ADR*                               503,016
                                                                   ------------
                                                                      1,696,071
                                                                   ------------

            TECHNOLOGY - 17.8%
    7,000      Automatic Data Processing                                347,900
   28,800      Compaq Computer Corp.                                    446,112
   11,300      First Data Corp.                                         726,025
   12,200      Hewlett-Packard Co.                                      348,920
    2,200      IBM Corp.                                                248,600
   33,200      KPMG Consulting, Inc.*                                   509,620
    8,400      Rockwell International                                   320,208
   11,200      Sabre Holdings Corp.                                     560,000
    9,400      Texas Instruments, Inc.                                  296,100
    9,400      Verizon Communications                                   502,900
                                                                   ------------
                                                                      4,306,385
                                                                   ------------

            UTILITIES - 8.6%
   18,300      Bellsouth Corp                                           736,941
   13,100      Constellation Energy                                     558,060
   13,200      Reliant Resources Inc                                    326,040
   19,800      Sprint Corp. (PCS Group)                                 478,170
                                                                   ------------
                                                                      2,099,211
                                                                   ------------

            CONGLOMERATES - 1.6%
                                                                   ------------
    8,200      General Electric Co.                                     399,750
                                                                   ------------

            TOTAL COMMON STOCKS (COST $21,101,499)                 $ 22,423,216
                                                                   ------------

            PREFERRED STOCKS - 1.2%
    5,800      Kmart Fin I 7.75% Pfd                                    272,600
    1,700      Owens-Illinois 4.75% Pfd                                  24,140
                                                                   ------------
                                                                        296,740
                                                                   ------------

            MONEY MARKETS - 4.8%
 1,171,084     Umb Money Mkt Fiduciary (Cost $1,171,084)              1,171,084
                                                                   ------------

            TOTAL INVESTMENT SECURITIES
               (Cost $22,542,335) - 98.1%                            23,891,040

            OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%                465,106
                                                                   ------------

            NET ASSETS - 100.0%                                    $ 24,356,146
                                                                   ============

(*)  Non-income producing security.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001
                                   (Unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The LEVCO Equity Value Fund (the Fund) is a no-load, diversified series of the LEVCO Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997.

The Fund's investment objective is long-term growth of capital through an emphasis on the preservation of capital and an attempt to control volatility as measured against the Standard & Poor's Composite 500 Stock Index. The Fund pursues this objective by investing its assets primarily in common stocks and other securities having equity characteristics.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by John A Levin & Co., Inc. (the Adviser), have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001
                                   (Unaudited)

Federal income taxes -- The Fund has complied with the special provisions of the
Internal  Revenue  Code  available  to  regulated   investment   companies  and,
therefore, no federal income tax provision is required.

Based upon the federal income tax cost of portfolio investments of $22,559,836 as of six months ended June 30, 2001, the Fund had net unrealized appreciation of $1,331,204, consisting of $2,990,649 of gross unrealized appreciation and $1,659,445 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the six months ended June 30, 2001,  cost of purchases  and proceeds from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $5,165,345 and $10,093,472, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Adviser also provides certain administrative services required by the Trust and the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.85% of its average daily net assets.

The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of its average daily net assets. Accordingly, the Adviser voluntarily waived $38,933 of its investment advisory fees for the six months ended June 30, 2001. Certain trustees and officers of the Trust are also officers of the Adviser and LEVCO Securities, Inc., the Distributor of the Fund's shares.